                                                                    EXHIBIT 99.1

                              GRANT PRIDECO, INC.

                2000 QUARTERLY AND ANNUAL FINANCIAL INFORMATION
                                  (Unaudited)
                    (in thousands, except per share amounts)

                              First Quarter  % of  Second Quarter  % of  Third Quarter  % of  Fourth Quarter  % of              % of
                                  2000       Rev.       2000       Rev.      2000       Rev.       2000       Rev.  Year 2000   Rev.
                              ------------------------------------------------------------------------------------------------------
Drilling Products               $ 48,153      45%    $ 51,308       45%    $ 55,126      46%    $ 88,274       57%   $242,861    49%
Engineered Connections            59,138      55%      63,889       55%      65,402      54%      67,191       43%    255,620    51%
                              ------------------------------------------------------------------------------------------------------
   Total Revenues                107,291     100%     115,197      100%     120,528     100%     155,465      100%    498,481   100%

Drilling Products                 42,180      88%      42,348       83%      40,508      73%      67,889       77%    192,925    79%
Engineered Connections            46,390      78%      47,399       74%      48,140      74%      49,741       74%    191,670    75%
                              ------------------------------------------------------------------------------------------------------
   Total Cost of Sales            88,570      83%      89,747       78%      88,648      74%     117,630       76%    384,595    77%

Drilling Products                  5,973      12%       8,960       17%      14,618      27%      20,385       23%     49,936    21%
Engineered Connections            12,748      22%      16,490       26%      17,262      26%      17,450       26%     63,950    25%
                              ------------------------------------------------------------------------------------------------------
   Total Margin                   18,721      17%      25,450       22%      31,880      26%      37,835       24%    113,886    23%

SG&A Drilling Products             2,924       6%       2,994        6%       3,423       6%       4,426        5%     13,767     6%
SG&A Engineered Connections        3,646       6%       3,876        6%       3,866       6%       4,899        7%     16,287     6%
SG&A Corporate                     4,275       4%       5,031        4%       5,072       4%       6,000        4%     20,378     4%
                              ------------------------------------------------------------------------------------------------------
Total SG&A                        10,845      10%      11,901       10%      12,361      10%      15,325       10%     50,432    10%

Weatherford Charges                  500                   --                    --                   --                  500
Equity Income in
 Unconsolidated Afffiliates         (607)              (1,483)               (1,801)              (1,604)              (5,495)
Unusual Charges                       --                   --                    --               38,843               38,843
                              ------------------------------------------------------------------------------------------------------
EBITDA(3)                          7,983       7%      15,032       13%      21,320      18%     (14,729)      (9%)    29,606     6%

Drilling Products EBITDA           3,656       8%       7,449       15%      12,996      24%      17,563       20%     41,664    17%
Engineered Connections EBITDA      9,102      15%      12,614       20%      13,396      20%      12,551       19%     47,663    19%
Corporate EBITDA                  (4,775)              (5,031)               (5,072)              (6,000)             (20,878)
Unusual Charges EBITDA                --                   --                    --              (38,843)             (38,843)
                              ------------------------------------------------------------------------------------------------
Other Income (Expense)              (215)                (175)                   43                  238                 (109)
Interest Expense                  (3,496)              (3,814)               (4,262)              (5,433)             (17,005)

Depreciation and Amortization:
  Drilling Products               (4,163)              (3,724)               (3,775)              (4,258)             (15,920)
  Engineered Connections          (3,730)              (3,794)               (3,889)              (4,078)             (15,491)
  Corporate                          (95)                (107)                 (116)                (113)                (431)
                              ------------------------------------------------------------------------------------------------
Total Depreciation and
  Amortization                    (7,988)              (7,625)               (7,780)              (8,449)             (31,842)
                              ------------------------------------------------------------------------------------------------

Income (Loss) Before Taxes        (3,716)               3,418                 9,321              (28,373)             (19,350)
FIT (Provision) Benefit            1,023               (1,274)               (3,496)              10,237                6,490
                              ------------------------------------------------------------------------------------------------

Net Income (Loss) Before
  Minority Interest               (2,693)               2,144                 5,825              (18,136)             (12,860)

Minority Interest                    (45)                 (24)                  (69)                 (73)                (211)
                              ------------------------------------------------------------------------------------------------
Net Income (Loss) Before
  Cumulative Effect
   of Accounting Change           (2,738)               2,120                 5,756              (18,209)             (13,071)
                              ------------------------------------------------------------------------------------------------

Cumulative Effect of
  Accounting Change (1)           (1,789)                  --                    --                   --               (1,789)
                              ------------------------------------------------------------------------------------------------
Net Income (Loss)             $   (4,527)            $  2,120              $  5,756             $(18,209)            $(14,860)
                              ================================================================================================

EBITDA, before Unusual
  Charges
Drilling Products             $    3,656             $  7,449              $ 12,996              $ 17,563             $ 41,664
Engineered Connections             9,102               12,614                13,396                12,551               47,663
Corporate                         (4,775)              (5,031)               (5,072)               (6,000)             (20,878)
                              -------------------------------------------------------------------------------------------------
   Total                      $    7,983             $ 15,032              $ 21,320              $ 24,114             $ 68,449
                              =================================================================================================

Third Party Sales
Drill Pipe Footage                   837                1,039                 1,207                 1,868                4,951
Average Price Per Foot        $    31.90             $  31.95              $  31.85              $  30.40             $  31.33

Earnings per Share (2)
Basic:
  Before Cumulative Effect    $    (0.02)            $   0.02              $   0.05              $  (0.17)            $  (0.12)
  After Cumulative Effect          (0.04)                0.02                  0.05                 (0.17)               (0.14)
Diluted:
  Before Cumulative Effect         (0.02)                0.02                  0.05                 (0.17)               (0.12)
  After Cumulative Effect          (0.04)                0.02                  0.05                 (0.17)               (0.14)

Note 1: For the year ended December 31, 2000, the Company recorded a charge of $1.8 million, after tax, to reflect the adoption of SAB 101. This charge is reflected as a cumulative effect of an accounting change in the financial information above.

Note 2: The effect of stock options is not included in the diluted computation for periods in which a loss occurs because to do so would have been anti-dilutive.

Note 3: We have included an EBITDA calculation here because, when we look at the performance of our businesses, we give consideration to their EBITDA. Calculations of EBITDA should not be viewed as a substitute for calculations under generally accepted accounting principles (GAAP), in particular cash flows from operations, operating income (loss) and net income (loss). In addition, EBITDA calculations by our company may not be comparable to those of another company.